UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2016

THE PULSE BEVERAGE CORPORATION
 (Exact name of registrant as specified in its charter)

Nevada	000-53586	36-4691531
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

11678 N Huron Street
Northglenn, CO 80234
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 382-5476

                                    N/A
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2016 Brian D. Corday resigned as an officer and director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2016
THE PULSE BEVERAGE CORPORATION

	By:	/s/ Robert E. Yates
Robert E. Yates, Chief Executive Officer